Guarantee Deposits (Tables)	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Summary of Guarantee Deposits

	12.31.2017	12.31.2016
Sales financing guarantees (i)	321.4	321.2
Sales structure guarantees (ii)	60.8	177.0
Other	11.6	13.2

	393.8	511.4

(i)	Financial investments denominated in US dollars, tied to sale financing structures until the completion of such structures.
(ii)	US dollar amounts deposited in an escrow account as collateral for the financing of certain aircraft sold where Embraer serves as secondary guarantor. If the initial guarantor of the debt (unrelated party) is required to pay the lender, the initial guarantor will be entitled to the amount in the escrow account in proportion to their guarantee. The amount is returned in the form of cash to the Company at maturity of the financing contracts if the aircraft purchaser does not default on the loan. The interest on the escrow account is added to the principal and recognized by the Company as financial income.